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                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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               Date of Earliest Event Reported: September 4, 1998


                                 PENTACON, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                                 001-13931                                     76-0531585
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



                          9432 Old Katy Road, Suite 222
                              Houston, Texas 77055
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 463-8850

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 4, 1998, Pentacon, Inc. (the "Company") consummated the acquisition of all of the issued and outstanding capital stock of West Coast Aero Products Holding Corp. and capital stock held by third parties of its subsidiary, ASI Aerospace Group, Inc. (collectively, the "Business Acquired"). The Business Acquired is engaged in the business of distributing fasteners and other small parts and providing inventory procurement and management services to the aerospace industry. The Business Acquired operates through its facilities in San Diego, Torrance and Pasadena, California and Arlington, Texas. The consideration paid by the Company for the Business Acquired was determined through negotiations between representatives of the Company and the owners of the Business Acquired; the consideration paid consisted of approximately $64 million in cash and debt assumed of approximately $23 million. The consideration paid for the Business Acquired was funded through borrowings under the Company's $175 million credit facility which was amended in connection with the acquisition. The Company intends to continue using the assets of the Business Acquired in the fasteners and other small parts distribution and inventory procurement and management services businesses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

         The Company believes that it is impractical to provide financial statements of the Business Acquired on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

         (b)      Pro Forma Financial Information

         The Company believes that it is impractical to provide pro forma financial information reflecting the Business Acquired on the date of this filing, and will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.


         (c)      Exhibits

         2.1 Plan of Merger and Stock Purchase Agreement dated as of August 14, 1998 among Pentacon, Inc., Pentacon Aerospace Acquisition, Inc., West Coast Aero Products Holding Corp. and the common stockholders of West Coast and Steve Riggs and Joel Jacks.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PENTACON, INC.




                                   By: /s/ Bruce M. Taten
                                       -----------------------------------
                                            Bruce M. Taten
                                            Senior Vice President and
                                            General Counsel


Date: September 18, 1998






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                                                              EXHIBIT 2.1

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